Exhibit 10.32
THIRD AMENDMENT TO

M/I SCHOTTENSTEIN HOMES, INC.

EXECUTIVES’ DEFERRED COMPENSATION PLAN

WHEREAS, M/I Homes, Inc. (the "Company") sponsors and maintains the M/I Schottenstein Homes, Inc. Executives’ Deferred Compensation Plan (the "Plan") to provide its executives with an opportunity to defer payment of all or a portion of their eligible compensation and to invest in the Company’s common shares, $.01 par value per share (the "Common Shares"); and

WHEREAS, pursuant to Section 10 of the Plan, the Company has the right to amend the Plan at any time; and

WHEREAS, the Company wishes to amend the Plan to eliminate the mandatory deferral requirement in its entirety, to change the price at which amounts allocated under the Plan are converted into phantom stock units, and to reflect the recent change in Company name;

NOW, THEREFORE, effective January 1, 2004 (or in the case of Section 1. below, January 12, 2004):

1.    All references in the Plan to "M/I Schottenstein Homes, Inc." shall be deleted and replaced with "M/I Homes, Inc."

2.    Section 2 of the Plan shall be amended by deleting the terms and definitions of "Adjustment Date" and "Executive Stock Bonus Plan."

3.    Section 2 of the Plan shall be further amended by replacing the definition of "Executive," Fair Market Value," and "Mandatory Deferral" with the following:

(a)  "Executive" means those select management or highly compensated employees whom the Board designates as eligible to participate in this Plan.

(b)  "Fair Market Value" of the Common Shares means the closing price of the Common Shares on any national securities exchange on which the Common Shares are then listed on the applicable date.

(c)  "Mandatory Deferral" means a mandatory amount credited to a Participant’s Deferred Compensation Account with respect to any Plan Year prior to 2004.

4.  Section 4 of the Plan shall be deleted in its entirety and replaced by the following:

Section 4. DEFERRED COMPENSATION ACCOUNTS

A. Establishment of Deferred Compensation Accounts. The Plan Administrator will establish a Deferred Compensation Account for each Participant. The Plan Administrator will establish a subaccount for each Participant for each Plan Year.

B. Participant Deferrals. With respect to each Plan Year, a Participant may elect to have a portion of his or her Annual Cash Bonus credited to his or her Deferred Compensation Account as a Discretionary Deferral. Before June 30 of each Plan Year, each Participant must advise the Plan Administrator in writing, on a form prescribed by the Plan Administrator (each, a "Deferral Notice"), of the following: (a) the amount of any Discretionary Deferral and (b) the date the Participant elects to receive distribution of the Discretionary Deferral for that Plan Year; provided, however, subject to Section 5(D) of the Plan, the earliest date the Participant may elect to receive distribution of the Discretionary Deferral for any Plan Year shall be the date which is three years after the end of that Plan Year. In the event a Participant fails to deliver a Deferral Notice for any Plan Year, no Discretionary Deferral shall be made with respect to that Plan Year. With respect to any Mandatory Deferral (for a Plan Year prior to 2004) with respect to which the Participant has failed to deliver a Deferral Notice, (1) the Participant shall be deemed to have elected to receive distribution of the Mandatory Deferral for that Plan Year on the date which is three years after the end of that Plan Year and (2) the Participant shall be deemed to have elected to receive distribution upon a change in control under the terms of Section 5(D) of the Plan. Each Deferral Notice shall apply only to Annual Cash Bonuses payable to, or earned by, the Participant for that Plan Year. A Deferral Notice relating to a particular Plan Year shall remain in effect for that Plan Year unless and until changed by the Participant. A Participant may, from time to time, extend the date specified by the Participant for distribution of his or her Mandatory Deferral (if any) and Discretionary Deferral for any Plan Year by delivering an Amendment to Deferral Notice on a form prescribed by the Plan Administrator (each, an "Amendment to Deferral Notice"), but only if the Amendment to Deferral Notice is received by the Plan Administrator no later than six months before the distribution date designated in the Deferral Notice or Amendment to Deferral Notice then in effect.

C. Participant Contributions. After the end of each Plan Year, the Company will allocate to the Participant’s Deferred Compensation Account for that Plan Year, in single or multiple installments, the percentage of the Annual Cash Bonus equal to the amount specified as the Discretionary Deferral in the Deferral Notice. Any amounts so allocated by the Company are called "Participant Contributions."

D. Adjustment of Account Balances. The Participant Contributions credited to the Deferred Compensation Account of a Participant for a Plan Year shall be divided by the Fair Market Value of the Common Shares as of the date such amount is credited to the Participant’s Deferred Compensation Account. Upon completion of this calculation, each Deferred Compensation Account shall be credited with the resulting number of whole Common Shares and any remaining amounts shall continue to be credited to the Deferred Compensation Account until converted to whole Common Shares in accordance with this Section 4(D). The Deferred Compensation Account of each Participant shall be credited with cash dividends on Common Shares at the times and equal in amount to the cash dividends actually paid with respect to Common Shares on and after the date credited to the Deferred Compensation Account. On the date any cash dividends are actually paid with respect to the Common Shares, the amount of cash dividends credited to each Deferred Compensation Account (and any other amounts then credited to such account) shall be divided by the Fair Market Value of the Common Shares as of such date; and the Deferred Compensation Account of each Participant shall be credited with the resulting number of whole Common Shares and any remaining amounts shall continue to be credited to the Deferred Compensation Account until the date that the Participant’s Deferred Compensation Account is next credited with a Participant Contribution or cash dividends with respect to the Common Shares. The Plan Administrator may prescribe any reasonable method or procedure for the accounting of these adjustments.

E. Stock Adjustments. The number of Common Shares in the Deferred Compensation Account of each Participant shall be adjusted from time to time to reflect stock splits, stock dividends or other changes in the Common Shares resulting from a change in the Company’s capital structure.

F. Participant’s Rights in Accounts. A Participant’s only right with respect to his Deferred Compensation Account (and amounts allocated thereto) will be to receive distributions in accordance with the provisions of Section 5 of the Plan.

5.  Section 5(B) of the Plan shall be deleted in its entirety and replaced by the following:

B. Method of Distribution. The Common Shares credited to a Participant’s Deferred Compensation Account (as adjusted in accordance with the terms of Sections 4(D) and 4(E)) with respect to each Plan Year, shall be distributed to the Participant in a single bulk distribution of such Common Shares in accordance with the Participant’s Deferral Notice or Amendment to Deferral Notice then in effect for that Plan Year or, if no Deferral Notice has been given, then in accordance with the terms of this Agreement.

6.  The Deferral Notice, Consent to Amendment, and Amendment to Deferral Notice attached to the Plan as exhibits shall be replaced by the Deferral Notice, Consent to Amendment, and Amendment to Deferral Notice attached to this Amendment.
IN WITNESS WHEREOF, the Company has caused this Amendment to be executed by a duly authorized officer.

M/I HOMES, INC.

By:_______________________________
Date

Its:_______________________________

M/I HOMES, INC.
EXECUTIVES’ DEFERRED COMPENSATION PLAN

DEFERRAL NOTICE

Name:

Soc. Sec. No.:

Plan Year to Which Deferral Relates:

1.  DISCRETIONARY DEFERRAL .

____    In accordance with the provisions of Section 4(B) of the Plan, I hereby elect to defer ______ percent (    %) of my Annual Cash Bonus payable to me for services as an Executive of M/I Homes, Inc. or any of its Affiliates with respect to this Plan Year (the "Discretionary Deferral").

2.  DISTRIBUTION DATE .

____    I hereby elect to receive distribution of the Common Shares credited to my Deferred Compensation Account in respect of my Discretionary Deferral for this Plan Year within 60 days of _______________. I acknowledge that, notwithstanding the foregoing election, distribution of the Common Shares credited to my Deferred Compensation Account in respect of my Discretionary Deferral for this Plan Year will be made within 60 days of my Termination Date.

3.  CHANGE IN CONTROL DISTRIBUTION .

Subject to Section 4(C) of the Plan, I elect:

_____    To receive

_____    Not to receive

a distribution of the Common Shares credited to my Deferred Compensation Account with respect to the Plan Year set forth above, as soon as administratively possible after a Change of Control occurs.

4.  METHOD OF PAYMENT .

____    I hereby acknowledge that I will receive the distribution of all of the Common Shares credited to my Deferred Compensation Account in the Plan with respect to the Plan Year set forth above in a single distribution.

5.  DESIGNATION OF BENEFICIARY .

I hereby designate ______________________ as my primary Beneficiary and ______________________ as my contingent Beneficiary(ies) to receive any amounts payable under the Plan for the Plan Year set forth above in the event of my death.

6.  ACKNOWLEDGMENT .

I hereby acknowledge that (i) the deferral of portions of my Annual Cash Bonus for the Plan Year set forth above under the Plan is irrevocable, subject to the terms of the Plan with respect to amounts which are deferred under the Plan for the Plan Year set forth above and shall remain in effect until terminated or modified, (ii) the Plan is unfunded and is maintained primarily for the purpose of providing deferred compensation to a select group of management or highly compensated employees (as defined in the Employee Retirement Income Security Act of 1974, as amended) and that I have no rights or claims to receive amounts or Common Shares credited to my Deferred Compensation Account other than those specifically granted by the terms of the Plan, and (iii) I am solely responsible for ensuring that the Plan Administrator’s files contain my current mailing address and that of my Beneficiary.

Date______________________

Signature___________________
Name (please print)

M/I HOMES, INC.
EXECUTIVES’ DEFERRED COMPENSATION PLAN

CONSENT TO AMENDMENT

Name:_________________________________________

Soc. Sec. No.:__________________________________

I understand that the M/I Homes, Inc. Executives’ Deferred Compensation Plan has been amended and that amendment may affect the date that my benefits are distributable. By signing below, I consent to that change and agree that payment of my benefits will be governed solely by the terms of the amended Plan.

Date_________________________

Signature______________________
Name (please print)

M/I HOMES, INC.
EXECUTIVES’ DEFERRED COMPENSATION PLAN

AMENDMENT TO
DEFERRAL NOTICE

Name:_________________________________

Soc. Sec. No.:__________________________

Plan Year to Which Deferral Relates:

1.  EXTENSION OF DEFERRAL PERIOD. In accordance with the provisions of the M/I  Homes, Inc. Executives’ Deferred Compensation Plan (the "Plan"), I hereby elect to extend the deferral I made with respect to the Plan Year set forth above to within 60 days of the earlier of (i) my Termination Date (as defined in the Plan), or (ii) ____________.

2.  CHANGE IN CONTROL DISTRIBUTION.
Subject to Section 4(C) of the Plan, I elect:

_____    To receive

_____    Not to receive

a distribution of the amount credited to my Deferred Compensation Account with respect to the Plan Year set forth above, as soon as administratively possible after a Change of Control occurs.

3.  REDESIGNATION OF BENEFICIARY. I hereby designate ____________________ as my primary Beneficiary and ________________________ as my contingent Beneficiary(ies) to receive any amounts payable under the Plan for the Plan Year set forth above in the event of my death.

4.  ACKNOWLEDGMENT. I hereby acknowledge that (i) the deferral of portions of my Annual Cash Bonus for the Plan Year set forth above under the Plan is irrevocable, subject to the terms of the Plan with respect to amounts which are deferred under the Plan for the Plan Year set forth above and shall remain in effect until terminated or modified, (ii) the Plan is unfunded and is maintained primarily for the purpose of providing deferred compensation to a select group of management or highly compensated employees (as defined in the Employee Retirement Income Security Act of 1974, as amended) and that I have no rights or claims to receive amounts or Common Shares credited to my Deferred Compensation Account other than those specifically granted by the terms of the Plan, (iii) I am solely responsible for ensuring that the Plan Administrator’s files contain my current mailing address and that of my Beneficiary, and (iv) this Amendment to Deferral Notice supersedes all prior Deferral Notices and Amendment to Deferral Notices in respect of the Plan Year to which this Amendment to Deferral Notice relates.

Date __________

Signature __________________
Name (please print)